As filed with the Securities and Exchange Commission on September 7, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10261

Pearl Mutual Funds
(Exact name of registrant as specified in charter)

2610 Park Avenue
P.O. Box 209
Muscatine, Iowa  52761
(Address of principal executive offices)

Copies to:
Richard R. Phillips 2610 Park Avenue P. O. Box 209 Muscatine, Iowa 52761	Eric S. Purple K& L Gates LLP 1601 K Street, NW Washington, DC 20006

(Name and address of agent for service)

Registrant's telephone number, including area code: (563) 288-2773

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1. Report to Shareholders.
PEARL MUTUAL FUNDS

PFTRX — Pearl Total Return Fund                                                                           PFAGX — Pearl Aggressive Growth Fund

2012 Semi-Annual Report

Page
News for Pearl Shareholders	1
Performance Review	2 - 3
Investment Strategy	3 - 5
Investment Management Team	5
Pearl Total Return Fund Overview	6 - 7
Pearl Aggressive Growth Fund Overview	8 - 9
Understanding Your Expenses	10 - 11
General Information	11 - 13
Pearl Total Return Fund Financial Statements	14 - 16
Pearl Total Return Fund Financial Highlights	17
Pearl Aggressive Growth Fund Financial Statements	18 - 20
Pearl Aggressive Growth Fund Financial Highlights	21
Notes to Financial Statements	22 - 25

IMPORTANT INFORMATION
for all Pearl Mutual Funds Shareholders

Pearl Mutual Funds will liquidate on September 28, 2012 and will then promptly distribute the net assets to shareholders, as we first told you in our December 19, 2011 letter to shareholders and Prospectus Supplement (available at www.pearlfunds.com).   You may choose to redeem your shares on any Fund business day on or before September 28.  Each shareholder remaining on September 28, 2012 will receive a liquidation distribution check equal to that shareholder’s proportionate interest in the remaining net assets of the Fund.  The distribution check will be mailed to the shareholder’s address of record.

The Funds and PMC do not give tax advice.  You should consult with your own tax advisors.  This transaction will be considered for tax purposes a sale of Fund shares, and you should consult with your own tax advisors to ensure its proper treatment on your income tax returns.  Shareholders invested through an Individual Retirement Account (IRA) or other tax-deferred account should carefully consider the rules regarding reinvestment of those assets.

If you have an IRA account, please consider whether you want to transfer your account to another tax-deferred retirement account before September 28, to avoid potential tax issues.  We have been informed that for many IRA accounts, (1) we may have to withhold income taxes from the liquidation distribution check; (2) there may be serious tax consequences if the distribution is not invested within 60 days in another IRA or qualified retirement account; and (3) a prompt transfer of the IRA account before September 28 may avoid these problems.
Please contact us if you have any question.  We will gladly help you, but the decision is yours.

®
Pearl ds
E-mail: info@pearlfunds.com      866-747-9030 (Toll-Free)          563-288-2773          Fax: 563-288-4101       www.pearlfunds.com

August 20, 2012
News for Pearl Shareholders:
●
On September 28, 2012, both Pearl Funds will liquidate and will then promptly distribute their net assets to their respective shareholders, as we first told you in our December 19, 2011 letter to shareholders and Prospectus Supplement dated December 19, 2011 (both available at www.pearlfunds.com).

●	UPDATE: At August 20, 2012, Pearl Total Return Fund was up 6.91% year-to-date. Pearl Aggressive Growth Fund was up 9.44% year-to-date.
●	Pearl Total Return Fund was up 4.67% in the 6 months ended June 30, 2012. See Pages 6-7. Pearl Aggressive Growth Fund was up 7.04% in the 6 months ended June 30, 2012. See pages 8-9.
●
During the 5 years through June 30, 2012, Pearl Total Return was down 11.85%; Pearl Aggressive Growth was down 17.27%; and the 3 comparison indexes were down 3.22% on average: Dow Jones Wilshire 5000 up 3.19%, MSCI World down 13.95%, S&P 500 up 1.10% (not annualized).

●
During the 10 years through June 30, 2012, Pearl Total Return Fund was up 80.01%; Pearl Aggressive Growth Fund was up 102.28%; and the 3 comparison indexes were up 71.86% on average: Dow Jones Wilshire 5000 up 81.81%, MSCI World up 65.70%, and S&P 500 up 68.08% (not annualized).

●	Pearl Aggressive Growth Fund outperformed all 3 comparison indexes for the 10 years through June 30, 2012.
●	All Pearl performance figures are net ― after deducting all expenses of each Pearl Fund and all expenses of all the mutual funds in its portfolio.
●
Both Pearl Funds are no-load:  no sales charge, commission, or redemption fee (except each Fund receives a 2% fee on redemption of shares owned for 30 days or less).  Also, both Funds are no-load investors; they make all of their investments with no transaction costs.  See page 3.

Please consider all of this report.  Figures above are not annualized.  Past performance does not guarantee future results.

Thank you for your confidence in Pearl Mutual Funds.  www.pearlfunds.com has more information.  Please call, e-mail, or write to us.  We are here to help you.

Sincerely,

Pearl Mutual Funds

Performance Review as of June 30, 2012

First Half 2012 Performance.   Total Returns of Pearl Total Return Fund, Pearl Aggressive Growth Fund, and the Funds’ Comparison Indexes:*

For the 6 months ended June 30, 2012:		* All total returns include dividends reinvested. Pearl Funds’ total returns are net ― after deduction of all expenses of the Fund and all expenses of all the mutual funds in the Fund’s portfolio. In contrast, the total returns of indexes do not reflect any deduction of expenses (fees, transaction costs, etc.) Pearl Funds’ total returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or on redemption of Fund shares. Likewise, the total returns of indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks. See page 13 for a description of each index.
Pearl Total Return Fund	+ 4.67%
Pearl Aggressive Growth Fund	+ 7.04%
Dow Jones Wilshire 5000	+ 9.45%
MSCI World Index	+ 5.91%
Standard & Poor’s 500 Index	+ 9.49%

2012 Performance Factors.  We believe Pearl Total Return Fund’s and Pearl Aggressive Growth Fund’s comparative performance and total return during the first 6 months of 2012 were affected by many factors, including each Fund’s investment strategy and decisions by the Funds’ Manager, Pearl Management Company.  These factors include:

●
Investment decisions during the first half of 2012 took into account that both Funds are in the process of liquidation to be completed on September 28, 2012; during these six months many shareholders redeemed their Pearl accounts; and more redemptions were anticipated.

●
U.S. stock markets had moderate gains during the first half of 2012.  Some foreign stock markets had moderate gains during the first half of 2012 while other foreign markets had moderate losses during that period.

●
During the first half of 2012:  U.S. growth-style stocks outperformed U.S. value-style stocks.  Morningstar’s U.S. Growth Index was up 11.79% while its U.S. Value Index was up 6.63%.  U.S. large-capitalization stocks (up 9.84%) outperformed mid-cap stocks (up 7.80%) and small-cap stocks (up 8.44%).  Overall, foreign stocks underperformed U.S. stocks.  Foreign small-cap stocks generally outperformed foreign large-cap stocks.  Foreign growth-style stocks tended to outperform foreign value-style stocks.  We believe these combined trends hindered both Pearl Total Return Fund and Pearl Aggressive Growth Fund; both were slowed by underperformance of foreign stocks and U.S. mid-cap and small-cap stocks held by the underlying funds.

●
During the first half of 2012:  Pearl Total Return Fund invested globally through mutual funds holding U.S. or foreign securities or both.  A majority of this Fund’s investments were in mutual funds we believed to be relatively conservative and with below-average risk records.  This Fund’s indirect investments (through the mutual funds in its portfolio; see page 4) had an emphasis on growth-style stocks plus large positions in value-style and blend-style stocks.  This Fund emphasized exposure to U.S. stocks and small-cap and mid-cap stocks.  Pearl Total Return Fund was 56% to 74% invested in equity mutual funds during the first half of 2012.  The Fund held one high-quality bond fund, plus cash positions in money market funds. The Fund also had indirect investments (through its portfolio funds) in bonds and cash.  We believe Pearl Total Return Fund’s larger-than-usual defensive position (see pages 3-5) was helpful when stock markets declined but reduced the Fund’s performance when markets rose.  Overall, we believe this partial defensive position decreased risk without significantly slowing performance.  We believe the Fund’s performance was helped by its emphasis on U.S. mutual funds but was slowed by its holdings of foreign funds.  See pages 6-7.

●	During the first half of 2012: Pearl Aggressive Growth Fund invested globally through mutual funds holding U.S. or foreign securities or both. Pearl Aggressive Growth Fund had an emphasis on growth-style stocks plus large positions in value-style and blend-style stocks. This Fund emphasized exposure to U.S. stocks and small-cap and mid-cap stocks. Pearl Aggressive Growth Fund’s investments tended to be more volatile than Pearl Total Return Fund’s investments. We believe this additional risk and Pearl Aggressive Growth Fund’s fully-invested position helped its performance during rising market periods and reduced its performance during declining market periods. This Fund’s investment strategy requires the Fund to be always fully invested (95% or more) in equity mutual funds, with temporary exceptions. We believe this Fund’s performance was reduced by its indirect investments in foreign stock markets but was increased by its higher-than-usual ratio of indirect investments in U.S. stocks in comparison with foreign stocks. See pages 4 & 8-9.

●
Both Pearl Funds did not pay any transaction costs – no commission, sales charge, or redemption fee.  Both Funds made all their investments on a no-load basis.  See “No-Load Investing” below.  This helped both Funds control costs and helped their performance.

●
Pearl Management Company, the Funds’ Manager, continued to research, analyze, and evaluate data on many mutual funds, categories of funds, and global stock markets.  We believe this work helped our allocation decisions and selection of mutual funds.

Investment Strategy

Pearl Total Return Fund is a diversified fund of funds that seeks long-term total return by being primarily invested (80% or more of net assets) in equity mutual funds, except when Management believes a lower percentage is justified by high risks affecting stock markets.  This Fund seeks to limit shareholders’ risk by usually holding a modest defensive position and by selecting some mutual funds that have had relatively low volatility in the past.  Its investment decisions also take into account that the Fund will liquidate on September 28, 2012.

Pearl Aggressive Growth Fund is a diversified fund of funds that seeks long-term aggressive growth of capital by being fully invested (95% or more) in equity mutual funds at all times, with temporary exceptions.  This Fund almost never takes a temporary defensive position, although it has the ability to do so if Management determines that extreme circumstances exist.  Its investment decisions also take into account that the Fund will liquidate on September 28, 2012, at times temporarily taking a larger cash position than normal to meet shareholder redemption requests.

"Equity mutual funds” means funds whose objective is growth or capital appreciation, including funds that invest in U.S. or foreign securities or both.

Long-Term Investing, Not Trading.  Both Pearl Funds are long-term investors, not short-term traders.  Your Investment Management Team is always ready to change investments when we believe this is in our shareholders’ interest, but we work to avoid excessive portfolio turnover.

The Funds’ portfolio turnover (annualized rate) for the first 6 months of 2012 was 0.82% for Pearl Total Return Fund and 3.84% for Pearl Aggressive Growth Fund.

No-Load Investing.  No Transaction Costs. Each Pearl Fund is a no-load investor, seeking to prevent all transaction costs for you and all our shareholders.  When either Pearl Fund invests in a load fund, the purchase is large enough to receive a 100% waiver of the sales load, so the Fund buys without paying any load.  Each Fund is authorized to pay a low sales load or redemption fee (not exceeding 2%, combined), but we work hard to avoid this.  The Funds do not impose any distribution fee (12b-1 fee).  Some mutual funds in which the Funds may invest may impose a 12b-1 fee.

Both Funds seek to avoid paying any transaction costs ― no sales charges, no commissions, no redemption fees ― and both Funds again paid no transaction costs to date in 2012.

Pearl Total Return Fund has not paid any sales charge, commission, or redemption fee since 1998.  All of its investments in the years 1999 through 2012 to date were made on a no-load basis.

Pearl Aggressive Growth Fund has never paid any sales charge, commission, or redemption fee.  All of its investments to date were made on a no-load basis.

Access to Many Funds.  Both Funds’ investments in most mutual funds have been consistently large enough to take advantage of 100% sales load waivers offered on large purchases.  Thus, both Pearl Funds have been able to select their investments from a very wide range of funds, without paying any sales load ― even though many of those funds would require most individual investors to pay a sales load.

Investments.  At June 30, 2012, 56.3% of Pearl Total Return Fund’s total assets were invested in a diversified group of equity mutual funds, 20.6% in a high-quality bond fund, and 23.1% in cash.  Nearly all of the cash was held in money market mutual funds.

At June 30, 2012, 94.5% of Pearl Aggressive Growth Fund’s total assets were invested in a diversified group of equity mutual funds, and 5.5% in cash (mostly in money market mutual funds).

A more precise way to measure each Fund’s asset allocation is its investment portfolio assets breakdown, which counts each Fund’s indirect investments through the mutual funds held in its portfolio, using recent information on the portfolio assets of those mutual funds (obtained from Morningstar, Inc., an independent source).  Based on the Funds’ portfolio holdings at June 30, 2012, each Fund’s investment portfolio assets breakdown was:

Total Return Fund			Aggressive Growth Fund
(as a percentage of total assets, rounded to nearest single decimal place)

Total Stocks			53.0%		89.7%
	U.S. Stocks	30.7%		73.9%
	Foreign Stocks	22.3%		15.8%
Bonds			24.2%		0.2%
Cash			21.6%		9.5%
Other			1.2%		0.6%
Total			100%		100%

Each Fund’s asset allocation varies when the Fund changes its investments in mutual funds and when those funds change their investments.

Top 5 Mutual Fund Portfolio Holdings at June 30, 2012 (as a percentage of total net assets):

Pearl Total Return Fund:		Pearl Aggressive Growth Fund:
PIMCO Total Return, Institutional Class	20.59%	Morgan Stanley Inst Fund Trust Mid Cap Growth,Class P	22.96%
Wells Fargo Advantage Growth, Class I	17.12%	Fidelity Leveraged Company Stock	20.68%
Thornburg International Growth, Class I	16.31%	Wells Fargo Advantage Growth, Adm Class	17.04%
Thornburg Global Opportunities, Class I	15.75%	Royce Opportunity	13.84%
T. Rowe Price New America Growth	7.07%	Oakmark Global Select	13.00%

Investments of both Funds at June 30, 2012 are listed in the financial statements at pages 14 and 18.  Each Fund’s most recent month-end portfolio holdings are listed at www.pearlfunds.com.

Portfolio holdings are subject to change at any time without notice, and some changes have been made since June 30, 2012.  Each Fund’s portfolio holdings will be at least slightly different, and may be significantly different, by the time you read this report.

Current Investment Outlook.  We must evaluate many positive and negative factors that may affect U.S. and global stock markets.  This outlook is written on August 20, 2012 and states our current views and positions, which are subject to change without notice:

We believe positive stock market factors now include relatively low stock valuations; the willingness of governments and central banks to take recovery action; global low interest rates; large amounts of cash on the sidelines, potentially available for investment; and volatility (though high) still far below 2008 highs.

We believe stock market risks are high, including high U.S. federal spending, deficits, debt, and unfunded entitlements; U.S. fiscal and political situation; effects of U.S. government expansion; risks of European debt crisis and recession; continuing very slow, weak recovery in U.S.; business fears and uncertainty about government policies, taxes, and regulation; credit problems continuing (U.S. and global); failure of U.S. and foreign bailouts and other efforts to improve credit markets; recent massive U.S. and global wealth destruction; U.S. and global consumer and business retrenchment in response to those problems; U.S. current accounts deficit; potential U.S. hyperinflation (a future risk, but markets may anticipate it); Mid-East instability and impact on oil supply and price; and vulnerability to shocks.

We believe total U.S. stock market risks remain high.  We believe the U.S. reward/risk ratio is negative near-term (1-3 mo.), intermediate-term (4-12 mo.) and long-term (1-2 yrs.).  We believe foreign stock market risks are also high.  We believe foreign reward/risk ratios are negative near-term and intermediate-term and negative (but slightly better than U.S.) long-term. As always, foreign markets may have risks and opportunities different from the U.S.

Our current investment outlook is necessarily very short-term.  During September both Funds will convert all remaining assets into cash, in preparation for the Funds’ liquidation on September 28, 2012.  Both Funds already hold more cash than usual, in anticipation of more redemptions by shareholders.

Weighing these factors, Pearl Total Return Fund’s investments in equity mutual funds are 30% of net assets at August 20, 2012.  This Fund now has a 2-to-1 ratio of indirect investments in U.S. stocks compared with foreign stocks (as measured through this Fund’s portfolio of mutual funds).

Pearl Aggressive Growth Fund is invested at approximately 75% in equity mutual funds.  In comparison with Total Return Fund, Aggressive Growth Fund’s portfolio as a whole is more volatile.
Both Pearl Funds hold a broad, diversified mixture of equity funds that hold small-cap, mid-cap, and large-cap stocks, with emphasis on small-cap and mid-cap.  Both Funds have a growth-style emphasis plus large exposure to value-style and blend-style stocks.

At August 20, 2012, Pearl Total Return Fund was up 6.91% year-to-date and Pearl Aggressive Growth Fund was up 9.44% year-to-date.

Investment Management Team

Pearl Mutual Funds’ Manager is Pearl Management Company.  The Manager’s Investment Committee manages each Fund’s portfolio.  The Investment Committee consists of Richard R. Phillips, President and Chief Executive Officer; David M. Stanley, Senior Counsel; and Robert H. Solt, Investment Manager.  Other Staff persons also provide research and analysis.  For more information on the entire Staff, go to www.pearlfunds.com and click on Management and Real, Live People.

Did you know? Current performance, daily prices (net asset value), and recent portfolio holdings of both Pearl Funds are available at www.pearlfunds.com

Pearl Total Return Fund

Pearl Total Return Fund's 10-Year Performance Record is summarized in this graph:
Comparison of change in value of $10,000 investment in
Pearl Total Return Fund and its comparison indexes *
(as of June 30 each year ― with dividends reinvested)

 * The Fund’s total returns in this report, including the graph and tables, do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or on redemption of Fund shares.  Likewise, the total returns of indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks.
* All Pearl Funds total returns are net, after deducting all expenses (all fees, transaction costs, etc.) ― including all expenses of the Fund and all expenses of all the mutual funds in the Fund’s portfolio.  In contrast, the total returns of indexes do not reflect any deduction of expenses.

●	Through June 30, 2012, the value of an investment in Pearl Total Return Fund was down 11.85% during the last 5 years and grew 80.01% over the last 10 years (not annualized).

Performance of Pearl Total Return Fund and Comparison Indexes through June 30, 2012:

Average Annual Total Returns for periods ended June 30, 2012 with dividends reinvested:	1 year	3 years	5 years	10 years
Pearl Total Return Fund	- 5.16%	+ 9.76%	- 2.49%	+ 6.05%
Dow Jones Wilshire 5000 Index	+ 3.78%	+ 16.84%	+ 0.63%	+ 6.16%
MSCI World Index	- 4.98%	+ 10.97%	- 2.96%	+ 5.18%
Standard & Poor’s 500 Index	+ 5.45%	+ 16.40%	+ 0.22%	+ 5.33%

*See pages 10-13 for information on expenses.  See page 13 for a description of each index.  Past performance does not predict future performance.

Did you know? Your Pearl Investment Management Team — Rich Phillips, Dave Stanley, and Rob Solt — together have over 55 years of experience in mutual funds investment management.

Pearl Total Return Fund

Performance Summary.  Past performance does not predict future performance.

●	Pearl Total Return Fund had a + 4.67% total return for the 6 months ended June 30, 2012.

●	During the 5 years through June 30, 2012, Pearl Total Return Fund was down 11.85% while the 3 comparison indexes were down 3.22% on average (not annualized). During that period the Fund outperformed the MSCI World Index (down 13.95%) and underperformed the Dow Jones Wilshire 5000 (up 3.19%) and S&P 500 (up 1.10%) (not annualized).

●
During the 10 years through June 30, 2012, Pearl Total Return Fund was up 80.01% while the 3 comparison indexes were up 71.86% on average (not annualized):  Dow Jones Wilshire 5000 up 81.81%, MSCI World up 65.70%, and S&P 500 up 68.08% (not annualized).

●
Your Fund outperformed 2 of the 3 comparison indexes during the 10 years through June 30, 2012.  We believe this outperformance is significant because (a) it was achieved during both rising and falling stock markets, and (b) usually less than 80% of this Fund’s total assets were invested in stocks, as measured by the holdings of the mutual funds in the Fund’s portfolio.  The 3 comparison indexes always consist of 100% stocks.  See page 4.

●	Your Fund’s annual total return was - 6.71% in 2011, + 14.69% in 2010, + 26.05% in 2009,
- 38.67% in 2008, + 10.37% in 2007, + 20.67% in 2006, + 11.55% in 2005, + 16.83% in 2004,
+ 35.73% in 2003, and - 10.75% in 2002.

All Pearl Funds performance figures are after deduction of all expenses (all fees, transaction costs, etc.) — including all expenses of your Fund and all expenses of all the mutual funds in its portfolio.  In contrast, the total returns of indexes do not reflect any expenses.

Net Asset Value and Net Assets of Pearl Total Return Fund at June 30, 2012:
NAV (net asset value) per share:	$11.21 — up from $10.71 at December 31, 2011
Net Assets:	$24,833,828 — down from $71,091,933 at December 31, 2011

 Did you know?

Because of their large purchases, Pearl Funds are often able to purchase
Institutional class or “I” class shares of mutual funds.
  Those special classes usually have lower expense ratios than the share classes most investors would be able to purchase on their own.

Portfolio holdings of both Pearl Funds are posted on our Website each month:
www.pearlfunds.com/pearl_total_holdings.htm
www.pearlfunds.com/pearl_aggressive_holdings.htm

Pearl Aggressive Growth Fund

Pearl Aggressive Growth Fund's 10-Year Performance Record is summarized in this graph:
Comparison of change in value of $10,000 investment in
Pearl Aggressive Growth Fund and its comparison indexes *
 (as of June 30 each year ― with dividends reinvested)

* The Fund’s total returns in this report, including the graph and tables, do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or on redemption of Fund shares.  Likewise, the total returns of indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks.
* All Pearl Funds total returns are net, after deducting all expenses (all fees, transaction costs, etc.) — including all expenses of the Fund and all expenses of all the mutual funds in the Fund’s portfolio.  In contrast, the total returns of indexes do not reflect any deduction of expenses.

●
Through June 30, 2012, the value of an investment in Pearl Aggressive Growth Fund was down 17.27% during the last 5 years and grew 102.28% during the last 10 years (not annualized).  The Fund outperformed all 3 comparison indexes during the 10 years ended
June 30, 2012.

Performance of Pearl Aggressive Growth Fund and Comparison Indexes through June 30, 2012:

Average Annual Total Returns for periods ended June 30, 2012 with dividends reinvested:	1 year	3 years	5 years	10 years
Pearl Aggressive Growth Fund	- 10.87%	+ 10.11%	- 3.72%	+ 7.30%
Dow Jones Wilshire 5000 Index	+ 3.78%	+ 16.84%	+ 0.63%	+ 6.16%
MSCI World Index	- 4.98%	+ 10.97%	- 2.96%	+ 5.18%
Standard & Poor’s 500 Index	+ 5.45%	+ 16.40%	+ 0.22%	+ 5.33%

* See pages 10-13 for information on expenses.  See page 13 for a description of each index.  Past performance does not predict future performance.

Pearl Aggressive Growth Fund

Performance Summary.Past performance does not predict future performance.

●	Pearl Aggressive Growth Fund had a + 7.04% total return for the 6 months ended June 30, 2012.

●
During the 5 years through June 30, 2012, Pearl Aggressive Growth Fund was down 17.27% while the 3 comparison indexes were down 3.22% on average (not annualized).  The Fund underperformed all 3 comparison indexes during that period: Dow Jones Wilshire 5000 up 3.19%, MSCI World down 13.95%, and S&P 500 up 1.10% (not annualized).

●
During the 10 years through June 30, 2012, Pearl Aggressive Growth Fund was up 102.28% while the 3 comparison indexes were up 71.86% on average (not annualized).  The Fund outperformed all 3 comparison indexes during that period: Dow Jones Wilshire 5000 up 81.81%, MSCI World up 65.70%, and S&P 500 up 68.08% (not annualized).

●
Your Fund outperformed all 3 comparison indexes during the 10 years through June 30, 2012.  We believe this outperformance is significant because (a) it was achieved during both rising and falling stock markets, and (b) usually less than 95% of this Fund’s total assets were invested in stocks, as measured by the holdings of the mutual funds in the Fund’s portfolio.  The 3 comparison indexes always consist of 100% stocks.  See page 4.

●	Your Fund’s annual total return was - 16.15% in 2011, + 18.71% in 2010, + 54.34% in 2009,
- 52.83% in 2008, + 19.11% in 2007, + 22.10% in 2006, + 18.01% in 2005, + 17.60% in 2004,
+ 53.36% in 2003, and - 17.27% in 2002.

●
All Pearl Funds performance figures are after deduction of all expenses (all fees, transaction costs, etc.) — including all expenses of your Fund and all expenses of all the mutual funds in its portfolio.  In contrast, the total returns of indexes do not reflect any expenses.

Net Asset Value and Net Assets of Pearl Aggressive Growth Fund at June 30, 2012:

NAV (net asset value) per share:	$11.56 — up from $10.80 at Dec. 31, 2011
Net Assets:	$8,047,303 — down from $34,860,867 at Dec. 31, 2011

Understanding Your Expenses

Pearl Total Return Fund and Pearl Aggressive Growth Fund, June 30, 2012

As a mutual fund shareholder, you may incur two types of costs.  There may be transaction costs, which generally include sales charges (loads) on purchases and may include redemption or exchange fees.  Both Pearl Funds have no load, sales charge, exchange fee, or redemption fee ― except that to help protect long-term shareholders and discourage frequent trading of Fund shares, a 2% redemption fee is charged if a shareholder sells shares owned for 30 days or less.  There are also continuing costs, which generally include investment advisory fees and other fund expenses, and may include Rule 12b-1 distribution fees.  Both Pearl Funds do not impose any
12b-1 fee.  Some of the mutual funds in which Pearl Funds invest may impose 12b-1 fees.  The information on these two pages is intended to help you understand your ongoing costs of investing in Pearl Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses.  To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each Pearl Fund during the reporting period.  The information in the table below is based on an initial investment of $1,000, which is invested at the beginning of the 6-months reporting period and held for the entire period.  Expense information is calculated two ways; each method provides you with different information.  The amount in the "actual" column is calculated using each Pearl Fund’s actual operating expenses and total return.  The amount in the "hypothetical" column assumes that the return each year is 5% before expenses, and uses the Fund's actual expense ratio.  You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with Other Funds" for details on using the hypothetical data.

Estimating Your Actual Expenses.  To estimate the expenses that you paid over the 6-months period, first you will need your account balance at the end of the period. Check your Shareholder Account Statement for this information.

1.  Divide your ending account balance by $1,000.  For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the "Expenses paid during the period" section of the table, locate the amount for your Fund.  You will find this number in the "Actual" column.  Multiply this number by the result from step 1.
Your answer is an estimate of the expenses you paid on your account during the period.

Compare with Other Funds.  Since all mutual funds are required to include the same hypothetical calculations of expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in each Pearl Fund with other funds.  To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds.  As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight only the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees, which may be incurred by shareholders of other funds.

Pearl Funds are No-load.  It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in your Fund.  As a Pearl Funds shareholder, you do not incur any transaction costs, such as sales charges, exchange fees, or redemption fees (except a 2% redemption fee if you sell shares owned for 30 days or less). The hypothetical example is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning other mutual funds whose shareholders may incur transaction costs.

January 1, 2012 through June 30, 2012 (6 months):
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Pearl Total Return Fund	1,000.00	1,000.00	1046.69	1,025.00	6.12	6.06	1.20%
Pearl Aggressive Growth Fund	1,000.00	1,000.00	1070.37	1,025.00	6.19	6.06	1.20%

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Each Pearl Fund is a Fund of Funds. This should be kept in mind when comparing with other funds.  Both Pearl Funds invested substantially all of their assets in other mutual funds throughout the reporting period.  Thus, in addition to the Pearl Funds’ expenses shown in the table above, Pearl Funds shareholders also indirectly paid a proportional share of the expenses of the portfolio mutual funds in which the Pearl Funds were invested.  However, there were no transaction costs for Pearl Funds’ investments in other mutual funds.  Each Pearl Fund did not pay any transaction cost, such as sales charges or redemption or exchange fees, during the reporting period.  Also, all Pearl Funds performance and total return figures are net ― after deduction of all expenses of each Pearl Fund and all expenses of all the mutual funds in its portfolio.

General Information

This report is provided for the shareholders of Pearl Mutual Funds.  This report is not an offer of or a solicitation of an offer to buy either Fund.

Pearl Funds are no longer offering or selling any shares to anyone, including existing shareholders. Both Pearl Funds will liquidate on September 28, 2012; see page 1 and the inside cover page.

We Invite and Welcome Your Calls.  A real, live person will talk with you, promptly.  He or she will be one of our Officers or key Staff persons.  You will get a straight answer.  If we don’t know the answer, we will find it and get back to you quickly.  Toll-free 866-747-9030.

If we break this promise, tell us and you will receive our personal apology.

We Also Invite You to E-mail, Fax, or Write to Us:
E-mail:  info@pearlfunds.com
Fax:  563-288-4101
Write to:  Pearl Mutual Funds, 2610 Park Avenue, PO Box 209, Muscatine, IA 52761

You May Send a Message to the Funds’ Board of Trustees on Any Subject.  Send your message to the Pearl office, addressed to the Board of Trustees.  We will promptly send it to all of the Trustees.

Communications Invited on Accounting and Auditing.  Any person may communicate, confidentially and anonymously, any concerns regarding accounting or auditing matters to David L. Evans, Chairman of the Audit Committee of the Board of Trustees, by either of these two means:
1.  Mail to 32500 El Diente Court, Evergreen, CO 80439 (preferred method)
2.  Telephone to 303-679-9689

Performance is historical and does not guarantee future results.  Investment return and principal value of an investment in each Pearl Fund will fluctuate, so an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost.  Performance changes over time and may be materially different by the time you read this report.  For recent information on performance, prices, and portfolio holdings, go to www.pearlfunds.com or call toll-free 866-747-9030.

All investments involve risk.  Even though Pearl Total Return Fund and Pearl Aggressive Growth Fund each invest in many mutual funds, that investment strategy cannot eliminate risk.

Many factors affect risks of mutual funds that invest in various kinds of stocks.  For example:

Stocks of small and mid-sized companies may be more volatile or less liquid than stocks of larger companies.  Smaller companies may have a shorter history of operations, may not have the ability to raise capital as easily as large companies, and may have a less diversified product line, making them more susceptible to market pressure.

Value stocks include stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and undervalued.  Growth stocks are stocks of companies believed to have above-average potential for growth of revenue and earnings.  Prices of growth stocks may be more sensitive to changes in current or expected earnings than prices of other stocks.  Growth stocks may not perform as well as value stocks or the stock market in general.

Investments in foreign securities involve risks, including currency fluctuation, different regulation, accounting standards, trading practices, levels of available information, generally higher transaction costs, and political risks.  The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets.  For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability.  These countries are also more likely to experience high levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.

Total return means total growth of the investment, with all dividends (including capital gains dividends) reinvested.

Expenses.  Each Pearl Fund is a fund of funds which bears its allocable share of the expenses of the mutual funds in which it invests.  Each Fund is thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in a fund that invests directly in stocks or other financial instruments.  However, all Pearl Funds performance and total return figures are net, after deducting all expenses (all fees, transaction costs, etc.) ― including all expenses of all the mutual funds in your Fund’s portfolio.

For the year 2011, each Fund’s total annual fund operating expenses, including the Fund’s share of all expenses of all the mutual funds in its portfolio, were:  Pearl Total Return Fund 2.08%, which was reduced to 2.06% by the Manager’s reimbursement due to the Limit on Expenses; and Pearl Aggressive Growth Fund 2.39%, reduced to 2.31% by the Manager’s reimbursement.  However, all
Pearl Funds performance and total return figures are net, after deducting all expenses (all fees, transaction costs, etc.) – including all expenses of all the mutual funds in your Fund’s portfolio.

Limit on Expenses.  Pearl Management Company, the Funds’ Manager, has contractually agreed to reimburse each Pearl Fund for all ordinary operating expenses (including all management, advisory, and administrative fees) exceeding 1.20% of a Fund's average net assets.  When the Manager has reimbursed a Fund for expenses in excess of this limit, the Manager may recover the reimbursed amounts, for a period that does not exceed five years, to the extent this can be done without exceeding the expense limit.  The Manager may continue to recover amounts reimbursed under the Funds’ previous contractual expense limit, but only to the extent this can be done without exceeding the previous expense limit.  The expense limit applies to each Fund’s direct ordinary operating expenses and does not apply to the indirect expenses incurred by a Fund through its investment in the mutual funds in its portfolio.  The expense limit does not have an expiration date, and will continue unless a change is approved by the Funds’ Board of Trustees.  See page 1 regarding liquidation of the Funds.

The Manager's reimbursement of expenses that exceed the expense limit lowers the expense ratio and increases the overall return to investors.

Disclosure of Portfolio Holdings.  Pearl Funds’ most recent month-end portfolio holdings are disclosed to the public at www.pearlfunds.com.  The Funds also file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each year on Form N-Q, and for the half-year and full year on Form N-CSR.  The Forms N-Q and N-CSR are available on the SEC’s Website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Votes by the Funds.  A description of each Fund’s proxy voting policies and procedures and a record of each Fund’s proxy votes for the most recent 12-months period ended June 30 are available without charge at www.pearlfunds.com or by calling toll-free 866-747-9030, and are also available on the SEC’s Website at www.sec.gov.

Privacy Policy.  Because we consider the preservation of your privacy a priority, Pearl Mutual Funds has a privacy policy.  You may view the privacy policy at www.pearlfunds.com (click on Privacy Policy) or by calling toll-free 866-747-9030.

Comparison Indexes.  The Dow Jones Wilshire 5000 Composite Index, often referred to as Dow Jones Wilshire 5000, is an unmanaged index, is market-capitalization weighted, includes all publicly-traded U.S. common stocks headquartered in the U.S. with readily available price data, and is generally representative of the performance of the average dollar invested in U.S. common stocks.  The MSCI World Index is an unmanaged index, is market-capitalization weighted, and is generally representative of the performance of the global (U.S. and international) market for common stocks.  The Standard & Poor’s (S & P) 500 Index is an unmanaged index of 500 stocks, is market-capitali-zation weighted, and is generally representative of the performance of larger companies in the U.S.

The Funds’ holdings are not the same as the indexes.   Each Pearl Fund’s performance will not mirror the returns of any particular index.  It is not possible to invest directly in an index.  Trademarks and copyrights relating to the indexes are owned by: Dow Jones Wilshire 5000: Dow Jones Indexes and Wilshire Associates, Inc; MSCI World Index: Morgan Stanley Capital International; Standard & Poor’s 500 Index: The McGraw Hill Companies.

Other Information.  Please consult your tax advisor regarding the tax consequences of owning shares of the Funds in your particular circumstances.

From July 1, 1972 through July 1, 2001, Pearl Total Return Fund’s shares were not registered under the Securities Act of 1933 and only private sales of its shares were made.  The Fund began offering its shares to the public pursuant to an effective registration statement on July 2, 2001.

PEARL TOTAL RETURN FUND STATEMENT OF NET ASSETS JUNE 30, 2012 (UNAUDITED) (LIQUIDATION BASIS)

ASSETS:

INVESTMENTS in mutual funds,
all unaffiliated issuers:	Shares owned	% of net assets	Market value

Equity mutual funds:
T. Rowe Price New America Growth Fund (PRWAX)	51,607	7.08%	$1,759,293
Thornburg Global Opportunities Fund Class I (THOIX)	274,341	15.79%	3,920,329
Thornburg International Growth Fund Class I (TINGX)	281,371	16.35%	4,060,189
Wells Fargo Advantage Growth Fund Class I (SGRNX)	103,842	17.16%	4,260,652

TOTAL EQUITY MUTUAL FUNDS (cost $12,857,148 including reinvested dividends)		56.38%	14,000,463

Income mutual funds:
PIMCO Total Return Fund, Institutional Class (cost $4,975,864 including reinvested dividends)	453,664	20.64%	5,126,407

TOTAL INCOME MUTUAL FUNDS		20.64%	5,126,407

Money market funds:
Federated Government Obligations Tax Managed Fund Institutional (cost $5,765,001 including reinvested dividends)		23.21%	5,765,001

TOTAL MONEY MARKET FUNDS		23.21%	5,765,001

TOTAL INVESTMENTS (cost $23,598,013 including reinvested dividends)		100.23%	24,891,871

Receivable for Fund shares sold		0.00%	0
Accrued interest		0.00%	66

TOTAL ASSETS		100.23%	24,891,937

LIABILITIES:

Dividend payable		0.00%	0
Payable for shares redeemed		0.06%	14,456
Investment manager's fees payable (Note 5)		0.11%	28,442
Payable to manager for expenses of Fund (Note 5)		0.06%	15,211
Other liabilities		0.00%	0

TOTAL LIABILITIES		0.23%	58,109

NET ASSETS, applicable to 2,216,033 outstanding shares of beneficial interest (no par value); unlimited shares authorized		100.00%	$24,833,828

NET ASSET VALUE -- OFFERING AND REDEMPTION PRICE PER SHARE			$11.21

NET ASSETS CONSIST OF:
Capital			$35,860,107
Accumulated undistributed net investment loss			(186,514)
Accumulated net realized losses			(12,133,624)
Net unrealized appreciation in value of investments			1,293,859

TOTAL NET ASSETS			$24,833,828

See notes to financial statements.

PEARL TOTAL RETURN FUND
STATEMENT OF OPERATIONS
(UNAUDITED)
(LIQUIDATION BASIS)

Six Months Ended June 30, 2012

INVESTMENT INCOME (LOSS):

INCOME:
Dividends, ordinary income	$201,772
Interest income	492

TOTAL INVESTMENT INCOME	202,264

EXPENSES, CURRENT YEAR (NOTE 5):
Investment management and administrative services fees (Note 5)	246,767
Associations	0
Auditors' fees	36,913
Chief Compliance Officer compensation	12,274
Chief Compliance Officer expenses	0
Custodian fees	3,996
Data processing	14,112
Trustees' fees (Note 7)	45,576
Registration fees	7,224
Insurance	25,178
Legal fees	39,707
Meetings	2,837
Other	6,332

TOTAL EXPENSES BEFORE REIMBURSEMENT	440,916

Expenses reimbursed by investment manager (Note 5)	(52,138)

TOTAL EXPENSES	388,778

NET INVESTMENT (LOSS)	(186,514)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:

Net realized gains on investments (securities of unaffiliated issuers)	5,259,494

Change in net unrealized appreciation in value of investments	(1,689,582)

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	3,569,912

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,383,398

See notes to financial statements.

PEARL TOTAL RETURN FUND
STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)
(LIQUIDATION BASIS)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:

Net investment (loss)	($186,514)	($431,080)

Net realized gains on investments	5,259,494	7,430,090

Change in net unrealized appreciation (depreciation) in value of investments	(1,689,582)	(12,266,326)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,383,398	(5,267,316)

FROM DIVIDENDS TO SHAREHOLDERS (Note 8):

Dividends from net investment income	0	0
Dividends from net realized gains	0	0

TOTAL DIVIDENDS	0	0

FROM CAPITAL SHARES TRANSACTIONS (2012 and 2011 respectively):

Proceeds received for shares sold (6,933 and 92,146 shares)	79,043	1,027,915

Net asset value of shares (0 and 0 shares) issued in reinvestment of dividends	0	0

Paid on redemption of shares (4,428,833 and 782,024 shares), including exchanges into Pearl Aggressive Growth Fund	(49,720,546)	(8,800,275)

(DECREASE) IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS:
(net decrease of 4,421,900 and of 689,878 shares)	(49,641,503)	(7,772,360)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(46,258,105)	(13,039,676)

NET ASSETS:

Beginning of period	71,091,933	84,131,609

End of period (including accumulated undistributed net investment income (loss) ($186,514) and $0, respectively)	$24,833,828	$71,091,933

See notes to financial statements.

PEARL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA	Six Months Ended June 30, 2012		Year ended December 31, 2011
derived from the
financial statements:				2010	2009	2008	2007	2006	2005	2004	2003	2002	2001

Net asset value,
beginning of period	$10.71		$11.48	$10.01	$8.00	$13.26	$15.35	$14.13	$14.02	$12.69	$9.50	$10.75	$10.54

Income from Investment
Operations

Net investment income	(0.08)		(0.06)	(0.03)	0.07	0.13	0.44	0.34	0.23	0.28	0.20	0.09	0.12

Net realized and unrealized gains (losses) on investments	0.59		(0.71)	1.50	2.01	(5.26)	1.15	2.58	1.39	1.85	3.19	(1.25)	0.21
Total investment operations	0.51		(0.77)	1.47	2.08	(5.13)	1.59	2.92	1.62	2.13	3.39	(1.16)	0.33

Less Dividends (Note 7)

Dividends from net investment income	None		None	None	(0.07)	(0.13)	(0.44)	(0.34)	(0.23)	(0.28)	(0.20)	(0.09)	(0.12)
Dividends from net realized capital gains on investments	None		None	None	None	None	(3.24)	(1.36)	(1.28)	(0.52)	None	None	None
Total dividends	0.00		0.00	0.00	(0.07)	(0.13)	(3.68)	(1.70)	(1.51)	(0.80)	(0.20)	(0.09)	(0.12)

Net asset value,
end of period	$11.21		$10.71	$11.48	$10.01	$8.00	$13.26	$15.35	$14.13	$14.02	$12.69	$9.50	$10.75

Total Return	4.67%		(6.71%)	14.69%	26.05%	(38.67%)	10.37%	20.67%	11.55%	16.83%	35.73%	(10.75%)	3.13%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (thousands of dollars)	$24,834		$71,092	$84,132	$78,582	$66,602	$121,204	$106,712	$88,159	$74,058	$56,352	$39,928	$46,807
Ratio of net expenses to average net assets	1.20%		1.20%	1.20%	0.97%	0.98%	0.94%	0.98%	0.98%	0.98%	0.98%	0.97%	0.94%
Ratio of gross expenses to average net assets	1.49	%**	1.22%	1.21%	1.26%	1.14%	1.03%	1.10%	1.16%	1.14%	1.17%	1.26%	1.29%
Ratio of net investment income to average net assets	-0.63	%**	-0.54%	-0.26%	0.82%	1.12%	2.64%	2.20%	1.64%	2.25%	1.97%	0.90%	0.95%
Ratio of total investment income less gross expenses to average net assets	-0.81	%**	-0.55%	-0.27%	0.53%	0.97%	2.56%	2.07%	1.45%	2.08%	1.75%	0.61%	0.61%
Portfolio turnover (excluding money market mutual funds)	1	%**	52%	58%	82%	50%	67%	15%	24%	34%	34%	55%	50%

See notes to financial statements.

** Annualized

PEARL AGGRESSIVE GROWTH FUND
STATEMENT OF NET ASSETS
JUNE 30, 2012 (UNAUDITED)
(LIQUIDATION BASIS)

ASSETS:
INVESTMENTS in mutual funds, all unaffiliated issuers:	Shares Owned	% of net assets	Market Value

Equity mutual funds:
Fidelity Leveraged Company Stock Fund (FLVCX)	59,094	20.76%	$1,670,590
Hotchkis and Wiley Small Cap Value Fund Class I (HWSIX)	13,467	7.00%	563,316
Morgan Stanley Instl. Fund Trust Mid Cap Growth Class P (MACGX)	54,817	23.05%	1,854,997
Oakmark Global Select Fund Class I (OAKWX)	93,096	13.05%	1,050,121
Royce Opportunity Fund Institutional Class (ROFIX)	96,659	13.90%	1,118,347
Wells Fargo Advantage Growth Fund Admin Class (SGRKX)	34,482	17.11%	1,376,854

TOTAL EQUITY MUTUAL FUNDS (cost $7,520,282, including reinvested dividends)		94.87%	7,634,225

Money market funds:

Federated Government Obligations Tax Managed Fund Institutional (cost $445,206 including reinvested dividends)		5.53%	445,206

TOTAL MONEY MARKET FUNDS		5.53%	445,206

TOTAL INVESTMENTS (cost $7,965,488, including reinvested dividends)		100.40%	8,079,431

Receivable for Fund shares sold		0.00%	0
Accrued interest		0.00%	13

TOTAL ASSETS		100.40%	8,079,444

LIABILITIES:

Dividend payable		0.00%	0
Payable for shares redeemed		0.18%	14,774
Investment manager's fees payable (Note 5)		0.15%	11,723
Payable to manager for expenses of Fund (Note 5)		0.07%	5,644
Other liabilities		0.00%	0

TOTAL LIABILITIES		0.40%	32,141

NET ASSETS, applicable to 695,841 outstanding shares of beneficial interest (no par value); unlimited shares authorized		100.00%	$8,047,303

NET ASSET VALUE -- OFFERING AND REDEMPTION PRICE PER SHARE			$11.56

NET ASSETS CONSIST OF:
Capital			$17,574,274
Accumulated undistributed net investment loss			(183,464)
Accumulated net realized losses			(9,457,450)
Net unrealized appreciation in value of investments			113,943

TOTAL NET ASSETS			$8,047,303

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND
STATEMENT OF OPERATIONS
(UNAUDITED)
(LIQUIDATION BASIS)

Six Months Ended June 30, 2012

INVESTMENT INCOME (LOSS):

INCOME:
Dividends, ordinary income	$20
Interest income	71

TOTAL INVESTMENT INCOME	91

EXPENSES, CURRENT YEAR (NOTE 5):
Investment management and administrative services fees (Note 5)	122,607
Associations	0
Auditors' fees	18,138
Chief Compliance Officer compensation	5,726
Chief Compliance Officer expenses	0
Custodian fees	2,125
Data processing	6,585
Trustees' fees (Note 7)	19,924
Registration fees	7,126
Insurance	12,386
Legal fees	18,592
Meetings	1,246
Other	3,113

TOTAL EXPENSES BEFORE REIMBURSEMENT	217,568

Expenses reimbursed by investment manager (Note 5)	(34,013)

TOTAL EXPENSES	183,555

NET INVESTMENT (LOSS)	(183,464)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:

Net realized gains (losses) on investments (securities of unaffiliated issuers)	(241,355)

Change in net unrealized appreciation in value of investments	2,978,547

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	2,737,192

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,553,728

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
(LIQUIDATION BASIS)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:

Net investment (loss)	($183,464)	($408,773)

Net realized gains (losses) on investments	(241,355)	2,598,252

Change in net unrealized appreciation (depreciation) in value of investments	2,978,547	(9,516,432)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,553,728	(7,326,953)

FROM DIVIDENDS TO SHAREHOLDERS (Note 8):

Dividends from net investment income	0	0
Dividends from net realized gains	0	0

TOTAL DIVIDENDS	0	0

FROM CAPITAL SHARES TRANSACTIONS (2012 and 2011 respectively):

Proceeds received for shares sold (11,582 and 83,573 shares)	139,664	1,046,171

Net asset value of shares (0 and 0 shares) issued in reinvestment of dividends	0	0

Paid on redemption of shares (2,543,817 and 425,368 shares), including exchanges into Pearl Total Return Fund	(29,506,956)	(4,847,370)

(DECREASE) IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS:
(net decrease of 2,532,235 and of 341,795 shares)	(29,367,292)	(3,801,199)

TOTAL (DECREASE) IN NET ASSETS	(26,813,564)	(11,128,152)

NET ASSETS:

Beginning of period	34,860,867	45,989,019

End of period (including accumulated undistributed net investment income (loss), ($183,464) and $0, respectively)	$8,047,303	$34,860,867

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND FINANCIAL HIGHLIGHTS PEARL AGGRESSIVE GROWTH FUND FINANCIAL HIGHLIGHTS
SELECTED PER-SHARE DATA derived from the financial statements:	Six Months Ended June 30, 2012		2011	Year Ended December 31, 2010	2009	2008	2007	2006	2005	2004	2003	2002	Period July 2, 2001 (inception) through December 31,2001

Net asset value, beginning of period	$10.80		$12.88	$10.85	$7.03	$15.01	$14.48	$13.50	$13.51	$12.56	$8.19	$9.90	$10.00

Income from Investment Operations

Net investment income (loss)	(0.26)		(0.13)	(0.02)	(0.01)	0.05	0.21	0.35	0.30	0.15	(0.03)	(0.07)	0.06

Net realized and unrealized gains(losses) on investments	1.02		(1.95)	2.05	3.83	(7.98)	2.56	2.63	2.13	2.06	4.40	(1.64)	0.00
Total investment operations	0.76		(2.08)	2.03	3.82	(7.93)	2.77	2.98	2.43	2.21	4.37	(1.71)	0.06

Less Dividends (Note 7)

Dividends from net investment income	None		None	None	None	(0.05)	(0.21)	(0.35)	(0.30)	(0.15)	None	None	(0.06)
Dividends from net realized capital gains on investments	None		None	None	None	None	(2.02)	(1.65)	(2.14)	(1.11)	None	None	(0.10)
Total dividends	0.00		0.00	0.00	0.00	(0.05)	(2.24)	(2.00)	(2.44)	(1.26)	None	None	(0.16)

Net asset value, end of period	$11.56		$10.80	$12.88	$10.85	$7.03	$15.01	$14.48	$13.50	$13.51	$12.56	$8.19	$9.90

Total Return	7.04%		(16.15%)	18.71%	54.34%	(52.83%)	19.11%	22.10%	18.01%	17.60%	53.36%	(17.27%)	0.60%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (thousands of dollars)	$8,047		$34,861	$45,989	$41,455	$31,680	$67,944	$47,872	$34,370	$26,382	$21,056	$14,605	$15,846
Ratio of net expenses to average net assets	1.20%		1.20%	1.20%	0.96%	0.98%	0.97%	0.98%	0.98%	0.98%	0.98%	0.98%	0.96%
Ratio of gross expenses to average net assets	1.59	%**	1.28%	1.25%	1.31%	1.16%	1.10%	1.16%	1.24%	1.20%	1.22%	1.31%	2.07%
Ratio of net investment income (loss) to average net assets	-1.34	%**	-0.96%	-0.14%	-0.09%	0.41%	1.44%	2.45%	2.21%	1.17%	(0.29%)	(0.82%)	1.48%
Ratio of total investment income (loss) less gross expenses to average net assets	-1.59	%**	-1.02%	-0.20%	-0.44%	0.23%	1.31%	2.26%	1.94%	0.93%	(0.55%)	(1.15%)	0.60%
Portfolio turnover (excluding money market mutual funds)	4	%**	65%	47%	57%	36%	38%	24%	44%	29%	47%	56%	13%

** Annualized

See notes to financial statements.

PEARL TOTAL RETURN FUND and
PEARL AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
SIX MONTHS ENDED JUNE 30, 2012 AND YEAR ENDED DECEMBER 31, 2011

1.
ORGANIZATION.  Pearl Total Return Fund (“PTRF”) and Pearl Aggressive Growth Fund (“PAGF”) (individually the “Fund” and collectively, the “Funds”) are each a series of Pearl Mutual Funds, a Massachusetts business trust (the “Trust”) registered under the Investment Company Act of 1940, and are diversified, no-load, open-end management investment companies (mutual funds).

The Funds’ investments are limited to:  (1) shares of mutual funds (open-end funds) that the Funds can buy no-load (with no applicable sales load or redemption fee); (2) shares of “low-load” mutual funds (open-end funds) that the Funds can buy with a sales load or redemption fee that together do not exceed 2% of the purchase price (however, the Funds expect that substantially all of their investments in mutual funds will be on a no-load basis); and (3) cash and cash equivalents.

On December 19, 2011 the Trust’s Board of Trustees approved a plan whereby the Pearl Total Return Fund and Pearl Aggressive Growth Fund will cease operations as of September 28, 2012.  After the close of business on September 28, 2012, the Funds will be liquidated and the proceeds distributed to shareholders.

2.
SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.  (a) Investments in shares of other mutual funds are valued at the net asset value as reported by each mutual fund as of 4:00 p.m. Eastern (U.S.) on days the New York Stock Exchange is open.  (b) Securities transactions are accounted for on the trade date.  (c) Dividend income and the Funds' dividends to their shareholders are recorded on the ex-dividend date.  (d) Interest income is recorded on the accrual basis.  (e) Gains or losses on sales of investments and unrealized appreciation or depreciation of investments are determined on the basis of average cost.  (f) All highly liquid investments purchased with an original maturity of three months or less are considered cash equivalents.  Cash and cash equivalents consisted of cash deposits and short-term investments at the dates of these statements.

As a result of the plan to cease operation of the Pearl Total Return Fund and Pearl Aggressive Growth Fund described above, the Funds adopted a liquidation basis of accounting in conformity with U.S. GAAP.  Under the liquidation basis of accounting assets are stated at their net realizable values, and liabilities are stated at their net settlement amount.  No adjustment to the net assets of the Funds was required as a result of the planned liquidation as the investments were already recorded at fair value, and receivables and other assets and liabilities were already recorded at net realizable value.

3.
INCOME TAXES.  Each Fund qualifies and intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986 as amended (the “Code”).  These requirements include distributing substantially all of its net investment income and net realized gains to shareholders so that the Funds will not be required to pay any federal or state income taxes.  Therefore, the Funds make no provision for income taxes.

As of December 31, 2011, PTRF had a total capital loss carry-forward in the amount of $17,393,118 available to offset future capital gains. There was a $4,458,845 capital loss carry-forward from 2008 that may be used to offset future capital gains through December 31, 2016 or to the date of liquidation, whichever comes first.  There was an additional capital loss carry-forward in the amount of $12,934,273 from 2009 that may be used to offset future capital gains through December 31, 2017 or to the date of liquidation, whichever comes first. In 2011 PTRF used $7,430,090 of the capital loss carry-forward set to expire in 2016 to offset 2011 capital gains.  At December 31, 2011, PTRF had no post-October capital losses.  At June 30, 2012, PTR had accumulated realized losses of $12,133,624.

For Federal tax purposes PTRF’s cost was $23,598,013, including the amounts of all reinvested dividends, as of June 30, 2012; the aggregate gross unrealized appreciation was $1,355,676; and the aggregate gross unrealized depreciation was ($61,817); resulting in net unrealized appreciation of $1,293,859.

As of December 31, 2011, PAGF had a capital loss carry-forward in the amount of $8,374,489 available to offset future capital gains.  There was a capital loss carry-forward in the amount of $8,374,489 from 2009 that may be used to offset future capital gains through December 31, 2017 or to the date of liquidation, whichever comes first.  In 2011 PAGF used $3,439,858 of the capital loss carry-forward set to expire in 2017, to offset 2011 capital gains.  Certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.  For the period ended December 31, 2011, PAGF elected to defer net realized losses of ($841,606) incurred between November 1, 2011 and December 31, 2011.  As of June 30, 2012 PAGF had accumulated net realized losses of $9,457,450.

For Federal tax purposes PAGF’s cost was $7,965,488, including the amounts of all reinvested dividends, as of June 30, 2012; the aggregate gross unrealized appreciation was $374,804; and the aggregate gross unrealized depreciation was ($260,860); resulting in net unrealized appreciation of $113,943.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return.  As of June 30, 2012, Management of the Funds has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.  The Funds have not recorded any liability for material unrecognized tax benefits as of June 30, 2012.  It is the Funds’ policy to recognize accrued interest and penalties related to uncertain benefits in income taxes as appropriate.  The Funds recognized no interest or penalties related to uncertain tax positions in 2011 or 2012 to date.

The Funds file U.S., Iowa, and Massachusetts tax returns.  No tax returns are currently under examination.  The statute of limitations on the Funds' tax returns remains open for the years ended December 31, 2008 through December 31, 2011.

4.
INVESTMENT TRANSACTIONS.  PTRF's cost of purchases and proceeds of sales of investment securities (excluding money market mutual funds) were $201,772 and $40,430,319, respectively, for the first half of 2012.  Purchases include reinvestments of dividends.

PAGF's cost of purchases and proceeds of sales of investment securities (excluding money market mutual funds) were $500,000 and $29,182,346, respectively, for the first half of 2012.  Purchases include reinvestments of dividends.

5.
INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES.  Pearl Management Company (the “Manager”) has supervisory responsibility for the general management and investment of the Funds’ assets, including the decisions to buy and sell securities.  The Manager provides personnel and office space for the Funds and pays all expenses of marketing the Funds’ shares.  The Manager's combined fees are at the annual rate of 0.81% of each Fund’s average net assets up to $30,000,000 (computed at the beginning of each month); 0.72% of each Fund’s net assets in excess of $30,000,000 and up to $100,000,000; and 0.48% of each Fund’s net assets in excess of $100,000,000.

The Funds’ expenses are limited by contract with the Manager.  Through December 31, 2009, each Fund’s total operating expenses in any year (including the Manager’s fees but excluding interest, taxes, expenses for purchase or sale of investments, and extraordinary expenses) could not exceed 0.98% of the Fund’s average net assets up to $100,000,000 (computed at the beginning of each month) and 0.78% of the Fund’s average net assets in excess of $100,000,000.  The Manager pays or reimburses all the Funds’ operating expenses beyond this limit.

Effective January 1, 2010, the Funds’ Board of Trustees approved an increase to the expense limit of both Funds to 1.20% of each Fund’s average net assets.  At the same time, Pearl Management Company reduced its administrative services fee by 5 basis points, or 0.05%, to help keep the Funds’ expenses down.

The Manager can recoup the expenses listed below only if the Funds’ total operating expenses, including the recoupment, do not exceed the expense limit for the year when recoupment occurs.  Also, any recoupment of expenses reimbursed for 2009 or any prior year will be allowed only if the Fund’s total operating expenses for the year when recoupment occurs, including the recoupment, do not exceed 0.98% of the Fund’s average net assets.

For the first half of 2012, expenses totaling $52,138 were reimbursed by the Manager beyond the expense limit for PTRF.  Under the expense reimbursement agreement with PTRF, at June 30, 2012 the Manager may recoup a net total of $522,628 of reimbursed expenses from PTRF in the future, up through the date of liquidation, subject to the annual expense limit and a five year period in which the Manager has the right to recover such reimbursed expenses.  The net total expenses that may be recouped by the Manager for the past five years are:   $100,501 for 2007, $146,305 for 2008, $202,689 for 2009, $10,982 for 2010, and $10,013 for 2011.

For the first half of 2012, expenses totaling $34,013 were reimbursed by the Manager beyond the expense limit for PAGF.  Under the expense reimbursement agreement with PAGF, at June 30, 2012 the Manager may recoup a net total of $380,592 of reimbursed expenses from PAGF in the future, up through the date of liquidation, subject to the annual expense limit and a five year period in which the Manager has the right to recover such reimbursed expenses.  The net total expenses that may be recouped by the Manager for the past five years are:  $76,425 for 2007, $99,027 for 2008, $118,969 for 2009, $26,369 for 2010, and $25,789 for 2011.

6.
OWNERSHIP OF FUND SHARES.  The Manager and its shareholders, plus the Trustees, Officers, and employees of Pearl Mutual Funds and of the Manager, as a group owned 8.45% of PTRF's outstanding shares, with a net asset value of $2,099,655, as of June 30, 2012.

The Manager and its shareholders, plus the Trustees, Officers, and employees of Pearl Mutual Funds and of the Manager, as a group owned 5.63% of PAGF's outstanding shares, with a net asset value of $453,265, as of June 30, 2012.

7.
COMPENSATION.  Two interested Trustees (Robert H. Solt and David M. Stanley) of the Funds are also Officers of the Manager; they are paid by the Manager and receive no compensation from the Funds.  The Funds’ five Trustees who are not affiliated with the Manager are John W. Axel, Douglas B. Coder, Dr. David N. DeJong, David L. Evans, and Dr. James P. Stein.  The Trustees not affiliated with the Manager received fees from the Funds of $65,500 for the first half of 2012 and $131,000 for 2011.

8.	DIVIDENDS. For 2011, PTRF paid no income dividend as PTRF had a net investment loss. For 2010, PTRF paid no income dividend as PTRF had a net investment loss.

For 2011, PAGF paid no income dividend as PAGF had a net investment loss. For 2010, PAGF paid no income dividend as PAGF had a net investment loss.

9.
FAIR VALUE MEASUREMENTS.  In accordance with Accounting Standards Codification 820 Fair Value Measurement and Disclosure (“ASC 820”), fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  ASC 820 established a three-tier hierarchy to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including the technique or pricing model used to measure fair value and the risk inherent in the inputs to the valuation technique.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants could use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)
•	Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the six months ended June 30, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Funds’ investments carried at fair value:

VALUATION INPUTS	PTRF	PAGF

Level 1 - Quoted Prices (A)	$24,891,938	$ 8,079,444
Level 2 - Other Significant Observable Inputs	--	--
Level 3 - Significant Unobservable Inputs	--	--

TOTAL	$24,891,938	$ 8,079,444

(A) See Statements of Net Assets for further description of the Funds’ investments at June 30, 2012.

10.	The Funds have assessed subsequent events through the date the financial statements were available to be issued, and has determined there were no subsequent events.

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www.pearlfunds.com
E-mail: info@pearlfunds.com

2610 Park Avenue PO Box 209 Muscatine IA 52761
866-747-9030 (toll-free) or 563-288-2773
Fax: 563-288-4101

PEARL FUNDS

Item 2. Code of Ethics.

Not applicable to this filing on Form N-CSR of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing on Form N-CSR of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing on Form N-CSR of a semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this filing on Form N-CSR of a semi-annual report.

Item 6. Schedule of Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included as part of the semi-annual report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's management, including the registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable to this filing on Form N-CSR of a semi-annual report.
	(2)	Certification pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibit (a)(2)(i).
(b)		Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

The certifications provided pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pearl Mutual Funds

By:	/s/ Richard R. Phillips
Richard R. Phillips
President, Chief Executive Officer, Chief Operating Officer and Chief Financial Officer
Date:	September 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Richard R. Phillips
Richard R. Phillips
President, Chief Executive Officer, Chief Operating Officer and Chief Financial Officer
Date:	September 4, 2012